Repurchases of Common Stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Repurchases of Common Stock
Note 10 – Repurchases of Common Stock

On December 6, 2017, our Board of Directors authorized a stock repurchase program for up to $1.5 billion of our common stock through December 31, 2018. Under the repurchase program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The repurchase program does not obligate us to acquire any particular amount of common stock, and the repurchase program may be suspended or discontinued at any time at our discretion. Repurchased shares are retired.

We also understand that Deutsche Telekom AG, our majority stockholder, or its affiliates, is considering plans to purchase additional shares of our common stock. Such purchases would likely take place through December 31, 2018, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements.

The following table summarizes information regarding repurchases of our common stock:

(In millions, except shares and per share price)	Number of Shares Repurchased	Average Price Paid Per Share	Total Purchase Price
Year Ended December 31, 2017	7,010,889	$63.34	$444

From the inception of the repurchase program through February 5, 2018, we repurchased approximately 12.3 million shares at an average price per share of $63.68 for a total purchase price of approximately $783 million. As of February 5, 2018, there was approximately $717 million of repurchase authority remaining.